Exhibit 99
BUTLER NATIONAL MAKES STRATEGIC ACQUISITION OF KINGS AVIONICS TO EXPAND CAPABILITIES IN KEY MARKET SEGMENTS

Olathe, Kansas, Oct. 28, 2010 - Butler National Corporation (OTC Bulletin Board: BUKS), a leading manufacturer and provider of support systems for "Classic" commercial and military aircraft and a recognized provider of professional management services in the gaming industry, announces strategies for growth and cross-selling following the recent acquisition of Kings Avionics. Annual sales for Kings Avionics were reported at $2.1 million with a backlog of approximately $1.0 million.

Clark D. Stewart, President and CEO, stated, "The acquisition of Kings Avionics provides Butler with a greater presence in the maintenance, repair and overhaul (MRO) market to better support our special mission and classic aviation customers. Butler has been growing this strategically important business segment."

Kings Avionics services aircraft ranging from single-engine piston airplanes to business jets. The acquisition expands the existing Butler National business to include a complete avionics capability offering comprehensive trouble-shooting, systems integration, avionics repairs, avionics installations, and instrument repair and overhaul.

Stewart commented, "Butler and our subsidiary Avcon have worked with Kings Avionics for a number of years to complete avionics installations, repairs and troubleshooting. Many of our customers require avionics upgrades when completing special mission and performance modifications. The Kings acquisition expands Butler/Avcon capabilities to provide these services to our customers as a dealer for most related manufacturers and the ability to offer on-site repair and overhaul of radios, radars, autopilots and instruments."

"This acquisition provides synergies in support of our JET autopilot product line. Butler National and Kings Avionics combine to bring our customers 'one-stop' shopping. This is a true competitive advantage and one we are intent on maximizing."

Our Business:

Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:

Humanity Worldwide Capital Group
Lou Albert Rodriguez
lou.albert@humanityworldwide.com
www.humanityworldwide.com

Jim Drewitz, Public Relations
jim@jdcreativeoptions.com

Butler National Corporation Investor Relations

Telephone: (914) 479-9060 Telephone: (830) 669-2466 Telephone: (214) 498-7775

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